EXHIBIT 10.24

                          SELLING STOCKHOLDER AGREEMENT

      This AGREEMENT (this "Agreement") is made as of December 1, 2005 by and among BigString Corporation (the "Company"), a Delaware corporation, with offices located at 3 Harding Road, Suite F, Red Bank, New Jersey 07701, and each of the Company's stockholders and warrant holder listed on the signature pages hereto (collectively, the "Selling Stockholders").

      WHEREAS, the Company is obligated under existing registration rights agreements to register under applicable federal securities laws shares of its common stock, par value $.0001 per share ("Common Stock"), held by certain of its stockholders;

      WHEREAS, to comply with its obligation to register shares of Common Stock for certain of its stockholders, the Company has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC");

      WHEREAS, in addition to the stockholders who have entered into registration rights agreements with the Company, the Company has allowed certain other investors to include for registration in the Registration Statement certain of their shares of Common Stock;

      WHEREAS, there is currently no public market for the Company's Common Stock, and, therefore, no established per share market price; and

      WHEREAS, to facilitate the registration and sale of the shares of Common Stock by the Selling Stockholders (the "Offering"), each of the Selling Stockholders agrees to establish a per share offering price to remain in effect for the specified period provided herein;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Per Share Price. The shares of Common Stock included in the Registration Statement filed by the Company with the SEC and to be offered for sale in the Offering, shall be offered by the Selling Stockholders and/or their registered representatives at a per share price of $0.48 unless and until the Common Stock is included for quotation on the NASDAQ Over-the-Counter Bulletin Board Trading System or a market for our Common Stock otherwise develops. Thereafter, shares of Common Stock may be offered by the Selling Stockholders from time to time at prevailing market prices.

      2. Representations and Warranties. Each of the Selling Shareholders represents and warrants that the following are true and correct to the best of his, her or its knowledge on the date hereof.

            (a) Selling Shareholder is the owner of, or will be the owner of upon the proper exercise of the applicable warrants, the shares of Common Stock set forth next to his, her or its name.

            (b) Selling Shareholder has the full right and authority to execute this Agreement.

            (c) There are no actions, suits or proceedings pending, or threatened, against the Selling Shareholder which may adversely affect the shares of Common Stock being registered under the Registration Statement for the benefit of the Selling Shareholder, at law or in equity.

            (d) There are no attachments, executions, assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending, contemplated or threatened against the Selling Shareholder.

            (e) There are no existing or pending contracts of sale, options to purchase or rights of first refusal with respect to the shares of Common Stock being registered under the Registration Statement for the benefit of the Selling Shareholder.

      3. Remedies. In the event that any Selling Stockholder shall at any time attempt to sell his, her or its shares of Common Stock included in the Registration Statement in violation of the terms of this Agreement, then the Company shall, in addition to all available rights and remedies at law and in equity, be entitled to (a) a decree or restraining order, preventing the Selling Stockholder from transferring the Common Stock, and (b) repurchase the shares of Common Stock to be transferred in violation of this Agreement for $0.48 per share; it being hereby acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the provisions set forth in this Agreement.

      4. Termination. This Agreement and all restrictions on the Common Stock held by the Selling Stockholders created hereunder shall terminate with respect to each Selling Stockholder upon the first to occur of the following: (a) the bankruptcy or dissolution of the Company; (b) at such time as the Selling Stockholder ceases to hold any shares of Common Stock subject to this Agreement, or (c) one year from the date of the prospectus included as part of the Registration Statement.

      5. Miscellaneous.

            (a) Governing Law and Venue. This Agreement is to be construed and interpreted in accordance with the laws of the State of New Jersey, without regard to its provisions concerning conflict of laws. Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the courts of the State of New Jersey located in Monmouth County, New Jersey, and in the federal courts of the United States of America located in the State of New Jersey. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey located in Monmouth County, New Jersey and the federal courts of the United States of America located in the State of New Jersey.

            (b) Captions and Headings. Captions and headings used herein are for reference only and are in no way to be deemed to define, limit, explain or amplify any provisions hereof.


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

            (c) Entire Agreement. This Agreement represents the entire agreement
and   understanding   between  the  parties   hereto  and  no  oral  or  written
representations or promises have been made with respect thereto.

            (d) No Oral Changes. This Agreement may not be altered or modified orally, but only by a written agreement executed by the parties hereto.

            (e) Construction. When the context of this Agreement so requires, nouns appearing in the singular are to have the same effect as if used in the plural and vice versa, and the proper gender is to be attributed to all pronouns.

            (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument, notwithstanding that all parties are not signatories to the same counterpart.

            (g) Binding. This Agreement is binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            (h) Waiver. No waiver by any party or any failure of, or refusal by, the other parties to comply with their obligations under this Agreement are to be deemed a waiver of any other or subsequent failure or refusal to so comply.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.

                                      BIGSTRING CORPORATION


                                  By:  /s/ Darin M. Myman
                                      -------------------------------------
                                Name: Darin M. Myman
                               Title: President and Chief Executive Officer

                                                               Number of Shares of
                      Signatures                          Common Stock Being Registered
                      ----------                          -----------------------------
/s/ Corey Ribosky                                                      430,313
---------------------------------------------------                    -------
Corey Ribosky, Managing Member of AJW New
Millennium Offshore, Ltd.
(shares held by AJW New Millennium Offshore, Ltd.)


                                                               Number of Shares of
                      Signatures                          Common Stock Being Registered
                      ----------                          -----------------------------
/s/ Corey Ribosky                                                      299,531
---------------------------------------------------                    -------
Corey Ribosky, Managing Member of AJW Qualified
Partners, LLC
(shares held by AJW Qualified Partners, LLC)

/s/ Corey Ribosky                                                      101,250
---------------------------------------------------                    -------
Corey Ribosky, Managing Member of AJW Partners,
LLC
(shares held by AJW Partners, LLC)


/s/ David M. Arledge                                                   125,000
---------------------------------------------------                    -------
David M. Arledge

/s/ David A. Arledge                                                 1,250,000
---------------------------------------------------                  ---------
David A. Arledge

/s/ Susan Baran                                                        600,000
---------------------------------------------------                    -------
Susan Baran

/s/ Jeffrey M. Barber        /s/ JoAnn Barber                          312,500
---------------------------------------------------                    -------
Jeffrey M. Barber            JoAnn Barber

/s/ Nicholas Codispoti                                                 375,000
---------------------------------------------------                    -------
Nicholas Codispoti

/s/ Nicholas Codispoti                                                 375,000
---------------------------------------------------                    -------
Nicholas Codispoti
(shares held in IRA)

/s/ Nicholas Codispoti                                                 750,000
---------------------------------------------------                    -------
Nicholas Codispoti, Trustee of the Codispoti
Foundation
(shares held by Codispoti Foundation)

/s/ Jon M. Conahan                                                   1,250,000
---------------------------------------------------                  ---------
Jon M. Conahan

                                                                 Number of Shares of
                      Signatures                            Common Stock Being Registered
                      ----------                            -----------------------------
/s/ Dean G. Corsones                                                    312,500
----------------------------------------------------                    -------
Dean G. Corsones

/s/ Michael Dewhurst                                                    125,000
----------------------------------------------------                    -------
Michael Dewhurst

/s/ Marc Dutton                                                         120,000
----------------------------------------------------                    -------
Marc Dutton

/s/ Theodore Fadool, Jr.                                                581,250
----------------------------------------------------                    -------
Theodore Fadool, Jr.

/s/ Howard Greene                                                        40,000
----------------------------------------------------                    -------
Howard Greene

/s/ Harvey M. Goldfarb                                                   80,000
----------------------------------------------------                    -------
Harvey M. Goldfarb

/s/ Charles S. Guerrieri                                                312,500
----------------------------------------------------                    -------
Charles S. Guerrieri

/s/ Brenda L. Herd       /s/ Glenn A. Herd                               15,625
----------------------------------------------------                    -------
Brenda L. Herd               Glenn A. Herd
(shares held in JTWROS)

/s/ Glenn A. Herd                                                        31,250
----------------------------------------------------                    -------
Glenn A. Herd, President of Herd Family Partnership
(shares held by Herd Family Partnership)

/s/ Ronald C. Herd      /s/ Michele Herd                                 38,750
----------------------------------------------------                    -------
Ronald C. Herd              Michele Herd

/s/ Steven Hoffman                                                       55,000
----------------------------------------------------                    -------
Steven Hoffman

                                                                 Number of Shares of
                      Signatures                            Common Stock Being Registered
                      ----------                            -----------------------------
/s/ James R. Kaufman               /s/ Barbara Kaufman                  312,500
-------------------------------------------------------                 -------
James R. Kaufman                   Barbara Kaufman

/s/ Jeffrey Kay                     /s/ Lisa Kay                         72,000
-------------------------------------------------------                 -------
Jeffrey Kay                         Lisa Kay
(shares held in JTWROS)

/s/ Gerald Kotkin                                                       300,000
-------------------------------------------------------                 -------
Gerald Kotkin

/s/ Paul A. Levis                                                        40,000
-------------------------------------------------------                 -------
Paul A. Levis, Trustee of Paul A. Levis PSP
(shares held by Paul A. Levis PSP)

/s/ Joel Marcus                                                         312,500
-------------------------------------------------------                 -------
Joel Marcus

/s/ Barbara A. Musco               /s/ Barrie E. Bazar                  205,000
-------------------------------------------------------                 -------
Barbara A. Musco                    Barrie E. Bazar
(shares held in JTWROS)

/s/ Craig Myman                                                         850,000
-------------------------------------------------------                 -------
Craig Myman

/s/ Corey Ribosky                                                        12,656
-------------------------------------------------------                 -------
Corey Ribosky, Managing Member of New
Millennium Capital Partners II, LLC
(shares held by New Millennium Capital Partners II,
LLC)

/s/ Alfred Pantaleone                                                   850,000
-------------------------------------------------------                 -------
Alfred Pantaleone

/s/ Sara R. Pasquarello                                                  31,250
-------------------------------------------------------                 -------
Sara R. Pasquarello

                                                                 Number of Shares of
                      Signatures                            Common Stock Being Registered
                      ----------                            -----------------------------
/s/ Richard P. Petrone              /s/ George Petrone                   62,500
-------------------------------------------------------                 -------
Richard P. Petrone                  George Petrone

/s/ David Prado                     /s/ Kim Prado                       312,500
-------------------------------------------------------                 -------
David Prado                        Kim Prado
(shares held in JTWROS)

/s/ Lee Rosenberg                                                        40,000
-------------------------------------------------------                 -------
Lee Rosenberg

/s/ Todd M. Ross                                                        125,000
-------------------------------------------------------                 -------
Todd M. Ross

/s/ Marc Sandusky                                                        62,500
-------------------------------------------------------                 -------
Marc Sandusky

/s/ Adam Schaffer                                                        40,000
-------------------------------------------------------                 -------
Adam Schaffer

/s/ H. Joseph Sgroi                                                     114,000
-------------------------------------------------------                 -------
H. Joseph Sgroi

/s/ Mark Shefts                                                         625,000
-------------------------------------------------------                 -------
Mark Shefts, Partner of Shefts Family LP
(shares held by Shefts Family LP)

/s/ Thomas Shields                                                      625,000
-------------------------------------------------------                 -------
Thomas Shields

/s/ Mark Yuko                                                           156,250
-------------------------------------------------------                 -------
Mark Yuko

/s/ Bradley Zelenitz                                                     40,000
-------------------------------------------------------                 -------
Bradley Zelenitz

                                                                 Number of Shares of
                      Signatures                            Common Stock Being Registered
                      ----------                            -----------------------------
/s/ Mark Shefts                                                       2,558,545*
-------------------------------------------------------               ---------
Mark Shefts, President of Shefts Associates, Inc.
(shares held by Shefts Associates, Inc.)

*All 2,558,545 shares are subject to warrants.


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